SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short Duration Fund
Due to the upcoming retirement of Rick Smith, Portfolio Manager of the fund, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Rick Smith, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund through June 30, 2022. Began managing the fund in 2016.
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Jeff Morton, CFA, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund effective July 1, 2022.
Please Retain This Supplement for Future Reference
April 18, 2022
PROSTKR22-36